Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re SCO Group, Inc.(1)	Case No. 07-11337 (KG)
Debtor	Reporting Period: as of 9/30/2007
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	N/A
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	Yes
Schedule of Professional Fees Paid	MOR-1b	N/A
Copies of bank statements		N/A
Cash disbursements journals		N/A
Statement of Operations	MOR-2	N/A
Balance Sheet	MOR-3	Yes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		N/A
Copies of tax returns filed during reporting period		N/A
Summary of Unpaid Postpetition Debts	MOR-4	N/A
Listing of aged accounts payable	MOR-4	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Other	MOR-5	N/A
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Ken R. Nielsen Signature of Authorized Individual*	10/22/07 Date

Ken R. Nielsen Printed Name of Authorized Individual	CFO Title of Authorized Individual

(1)	The Debtors and the last four digits of each of the Debtors’ federal tax identification number are as follows:

(a)	The SCO Group, Inc., a Delaware corporation, Fed. Tax Id. #2823; and (b) SCO Operations, Inc.,
The Debtors are jointly administered under the caption The SCO Group, Inc., et al., Case No. 07-11337 (KG), a Delaware corporation, Fed. Tax Id. #7393. The address for both Debtors is 355 South 520 West, Lindon, UT 84042.

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
FORM MOR
(04/07)

In re SCO Group, Inc.	Case No. 07-11337 (KG)
Debtor	Reporting Period: as of 9/30/2007
DISCLAIMER
The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. Furthermore, the Monthly Operating Reports contain information that has not been audited or reviewed by independent accountants, has not been presented in accordance with generally accepted accounting principles, and may be subject to future reconciliation and adjustments. Without the limiting the foregoing, the financial information in the Monthly Operating Reports is unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, impairments and disclosure items. For example, among other matters, the value of (including without limitation the actual or likely sales prices for) many of the assets shown on the balance sheets included in the Monthly Operating Reports will be substantially less than what is shown in such information. The Company cautions readers not to place undue reliance upon the Monthly Operating Reports. There can be no assurance that the information in the Monthly Operating Reports is complete. The Monthly Operating Reports may be subject to revision. The Monthly Operating Reports are in a format required by the United States Trustee and should not be used for investment purposes. The information in the Monthly Operating Reports should not be viewed as indicative of future results. This Disclaimer applies to all information contained herein.

In re SCO Group, Inc.	Case No. 07-11337 (KG)
Debtor	Reporting Period: as of 9/30/2007
BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE*

*	Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	See attestation letter

CHECKS OUTSTANDING

OTHER
FORM MOR-1a
(04/07)

October 22, 2007

Re:	The SCO Group, Inc., et al. Del. Bankr. No. 07-11337 Attestation Regarding Bank Account Reconciliation
Office of the United States Trustee
     The above-captioned debtors (the “Debtors”) hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.
     The Debtors have, on a timely basis, performed all bank account reconciliations in the ordinary course of its business. Copies of bank account statements and reconciliations are available for inspection upon request by the United States Trustee’s Office.
Dated: 10/22/07

THE SCO GROUP, INC. and SCO OPERATIONS, INC.
By:	/s/ Ken R. Nielsen
Ken Nielsen
Chief Financial Officer

In re SCO Group, Inc.	Case No. 07-11337 (KG)
Debtor	Reporting Period: as of 9/30/2007
STATEMENT OF OPERATIONS
(Income Statement)
This Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	9/15/2007 through	Cumulative
REVENUES	9/30/2007	Filing to Date
Gross Revenues	$—	$—
Less: Returns and Allowances	—	—
Net Revenue	$—	$—
COST OF GOODS SOLD
Beginning Inventory	—	—
Add: Purchases	—	—
Add: Cost of Labor	—	—
Add: Other Costs (attach schedule)	—	—
Less: Ending Inventory	—	—
Cost of Goods Sold	—	—
Gross Profit	$—	$—
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expense	—	—
Bad Debts	—	—
Contributions	—	—
Employee Benefits Programs	—	—
Insider Compensation*	—	—
Insurance	—	—
Management Fees/Bonuses	—	—
Office Expense	—	—
Pension & Profit-Sharing Plans	—	—
Professional Fees (Non-Bankruptcy)	—	—
Repairs and Maintenance	—	—
Rent and Lease Expense	—	—
Salaries/Commissions/Fees	—	—
Supplies	—	—
Taxes — Payroll	—	—
Taxes — Real Estate	—	—
Taxes — Other	—	—
Travel and Entertainment	—	—
Utilities	—	—
Other (attach schedule)	—	—
Total Operating Expenses Before Depreciation	—	—
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	$—	$—
OTHER INCOME AND EXPENSES
Other Income — China Investment Income	1,608	1,608
Interest Expense	—	—
Other Expense (attach schedule)	—	—
Intercompany Transfers	—	—
Net Profit (Loss) Before Reorganization Items	$1,608	$1,608
REORGANIZATION ITEMS
Professional Fees	—	—
U.S. Trustee Quarterly Fees(1)	—	—
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)	—	—
Gain (Loss) from Sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$1,608	$1,608

(1)	U.S. Trustee Quarterly Fees, due no later than one month following the end of each quarter, are estimated to be $250.

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(4/07)

In re SCO Group, Inc.	Case No. 07-11337 (KG)
Debtor	Reporting Period: as of 9/30/2007
BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents	$—	$—
Restricted Cash and Cash Equivalents (see continuation sheet)	—	—
Accounts Receivable (Net)	—	—
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	—	—
Professional Retainers	—	—
Other Current Assets (attach schedule)	—	—
TOTAL CURRENT ASSETS	$—	$—
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—
OTHER ASSETS
Loans to Insiders*	—	—
OTHER	1,327,901	1,326,293
TOTAL OTHER ASSETS	$1,327,901	$1,326,293

TOTAL ASSETS	$1,327,901	$1,326,293

	BOOK VALUE AT END OF	BOOK VALUE AT END OF CURRENT
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	REPORTING MONTH
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	—	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	—	—
Notes Payable	—	—
Rent / Leases — Building/Equipment	—	—
Secured Debt / Adequate Protection Payments	—	—
Professional Fees	—	—
Amounts Due to Insiders*	—	—
Other Postpetition Liabilities (attach schedule)	—	—
TOTAL POSTPETITION LIABILITIES	$—	$—
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt	—	—
Priority Debt	—	—
Unsecured Debt	1,745,258	1,745,258
TOTAL PRE-PETITION LIABILITIES	$1,745,258	$1,745,258

TOTAL LIABILITIES	$1,745,258	$1,745,258
OWNER EQUITY
Capital Stock	—	—
Additional Paid-In Capital	—	—
Partners’ Capital Account	—	—
Owner’s Equity Account	—	—
Retained Earnings — Pre-Petition	(418,965)	(418,965)
Retained Earnings — Postpetition	1,608
Adjustments to Owner Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—	—
NET OWNER EQUITY	$(417,357)	$(418,965)

TOTAL LIABILITIES AND OWNERS’ EQUITY	$1,327,901	$1,326,293

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-3
(04/07)

In re SCO Group, Inc.	Case No. 07-11337 (KG)
Debtor	Reporting Period: as of 9/30/2007
BALANCE SHEET — continuation sheet

	BOOK VALUE AT END OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE

Other Current Assets
Other Assets
SCO Group (Germany) GMBH	$24,944	$24,944
SCO KK (Japan)	765,366	765,366
SCO Group Canada	38,051	38,051
SCO Group (France) SARL	70	70
SCO Software (UK), LTD	4	4
SCO China	499,466	497,858

TOTAL OTHER ASSETS	$1,327,901	$1,326,293
FORM MOR-3 (CONT’D)
(04/07)

In re SCO Group, Inc.	Case No. 07-11337 (KG)
Debtor	Reporting Period: as of 9/30/2007
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment			See attestation letter
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment			See attestation letter
Real Property
Personal Property
Other:
Total State and Local

*	Insider is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(04/07)

October 22, 2007

Re:	The SCO Group, Inc., et al. Del. Bankr. No. 07-11337 Attestation Regarding Postpetition Taxes
Office of the United States Trustee
     The above-captioned debtors (the “Debtors”) hereby submit the attestation regarding postpetition taxes.
     All postpetition taxes for the Debtors, which are not subject to dispute or reconciliation, are current. There are no material tax disputes or reconciliations.
Dated: 10/22/07

THE SCO GROUP, INC. and SCO OPERATIONS, INC.
By:	/s/ Ken R. Nielsen
Ken Nielsen
Chief Financial Officer

FORM MOR-5
(04/07)